UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 4, 2012

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UMH Properties, Inc.
(Exact name of registrant as specified in its charter)
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Maryland	001-12690	22-1890929
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Juniper Business Plaza, Suite 3-C
3499 Route 9 North
Freehold, New Jersey	07728
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:	(732) 577-9997

Not Applicable
(Former name or former address, if
changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a- 12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry Into a Material Definitive Agreement.

On April 4, 2012, UMH Properties, Inc. (the “Company”) entered into an underwriting agreement with J.P. Morgan Securities LLC, as representative of the several other underwriters named on Schedule 1 thereto, to issue and sell 1,000,000 shares of the Company’s 8.25% Series A Cumulative Redeemable Preferred Stock with a liquidation preference of $25.00 per share, par value $0.10 per share (the “Series A Preferred Stock”), in an underwritten public offering.  In addition, the Company granted the underwriters a 30-day over-allotment option to purchase up to an additional 150,000 shares of the Company’s Series A Preferred Stock.  On April 9, 2012, the underwriters exercised their over-allotment option with respect to 75,000 additional shares.  As a result, a total of 1,075,000 shares of Series A Preferred Stock will be sold by the Company in the offering for total net proceeds, after deducting the underwriting  discount and other estimated offering expenses, of approximately $26.1 million.  The closing of the offering is expected to occur on or about April 10, 2012, subject to satisfaction of customary closing conditions.  The Company intends to use the net proceeds from the offering to purchase additional properties in the ordinary course of business, including its pending acquisition, and for other general corporate purposes, including the possible repayment of indebtedness.

The shares of Series A Preferred Stock are being offered and sold pursuant to the Company’s prospectus supplement dated April 4, 2012 (the “Prospectus Supplement”) which supplements the Company’s prospectus filed with the Securities and Exchange Commission (the “SEC”) pursuant to a Registration Statement on Form S-3 (File No. 333-171338), filed with the SEC on December 21, 2010, and declared effective on January 20, 2011 (the “Registration Statement”). The shares of Series A Preferred Stock being offered will form a single series with, will have the same terms as, and will vote as a single class with, the Company’s outstanding Series A Preferred Stock, of which 1,338,800 shares are currently outstanding.  The Series A Preferred Stock is described in the Company’s Registration Statement and the Prospectus Supplement.

The foregoing summary of the terms of the underwriting agreement is only a brief description of certain terms therein and does not purport to be a complete description of the rights and obligations of the parties thereunder.  A copy of the underwriting agreement is attached hereto as Exhibit 1.1 and is incorporated by reference herein.

Item 3.03 Material Modifications to Rights of Security Holders.

Increase in Authorized Shares

On April 9, 2012, the Company executed and submitted for filing with the Department of Assessments and Taxation of the State of Maryland (the “Maryland Department”) an amendment (the “Articles of Amendment”) to the Company’s Articles of Incorporation (the “Articles”) to increase the Company’s authorized shares of common stock, par value $0.10 per share (“Common Stock”), by 8,108,800 shares.  As a result of this amendment, the Company’s total authorized shares were increased from 32,380,000 shares (classified as 28,000,000 shares of Common Stock, 1,380,000 shares of Series A Preferred Stock and 3,000,000 shares of excess stock, par value $0.10 per share (“Excess Stock”)) to 40,488,800 shares (classified as 36,108,800 shares of Common Stock, 1,380,000 shares of Series A Preferred Stock and 3,000,000 shares of Excess Stock).  The foregoing description of the Articles of Amendment is qualified in its entirety by reference to the Articles of Amendment, a copy of which is filed as Exhibit 3.1 to this Form 8-K and incorporated herein by reference.

Reclassification of Common Stock as Additional Shares of Series A Preferred Stock

On April 9, 2012, the Company executed and submitted for filing with the Maryland Department Articles Supplementary (the “Articles Supplementary”) reclassifying and designating 1,108,800 shares of the Company’s authorized and unissued shares of Common Stock as shares of Series A Preferred Stock.  The reclassification decreased the number of shares classified as Common Stock from 36,108,800 shares immediately prior to the reclassification (taking into account the Articles of Amendment described above) to 35,000,000 shares immediately after the reclassification and increased the number of shares classified as Series A Preferred Stock from 1,380,000 shares immediately prior to the reclassification to 2,488,800 shares immediately after the reclassification.  The foregoing description of the Articles Supplementary is qualified in its entirety by reference to the Articles Supplementary, a copy of which is filed as Exhibit 3.2 to this Form 8-K and incorporated herein by reference.

On May 26, 2011, the Company executed and submitted for filing with the Maryland Department an Articles Supplementary (the "Original Articles Supplementary") setting forth the rights, preferences and terms of the Series A Preferred Stock.  The foregoing description of the Original Articles Supplementary is qualified in its entirety by reference to the Original Articles Supplementary, a copy of which was filed as Exhibit 3.2 to the Form 8-K filed by the Company with the SEC on May 26, 2011 and is incorporated herein by reference.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The information set forth in Item 3.03 above with respect to the Articles of Amendment and the Articles Supplementary is incorporated in this Item 5.03 in its entirety.

Item 7.01 FD Disclosure.

The Company issued a press release concerning the pricing of the offering of the Series A Preferred Stock on April 5, 2012.  This press release is attached as Exhibit 99.1 hereto and is incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

1.1	Underwriting Agreement dated as of April 4, 2012 by and between UMH Properties, Inc. and J.P. Morgan Securities LLC, as representative of the several other underwriters named on Schedule 1 thereto.

3.1	Articles of Amendment dated April 9, 2012.

3.2	Articles Supplementary dated April 9, 2012.

5.1	Opinion of Stroock & Stroock & Lavan LLP

8.1	Tax Opinion of Stroock & Stroock & Lavan LLP

23.1	Consent of Stroock & Stroock & Lavan LLP (included in Exhibits 5.1 and 8.1)

99.1	Press Release dated April 5, 2012.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 10, 2012	UMH PROPERTIES, INC.

	By:	/s/ Anna T. Chew
		Name:	Anna T. Chew
		Title:	Vice President, Chief Financial Officer and Treasurer

Exhibit Index

1.1	Underwriting Agreement dated as of April 4, 2012 by and between UMH Properties, Inc. and J.P. Morgan Securities LLC, as representative of the several other underwriters named on Schedule 1 thereto.

3.1	Articles of Amendment dated April 9, 2012.

3.2	Articles Supplementary dated April 9, 2012.

5.1	Opinion of Stroock & Stroock & Lavan LLP

8.1	Tax Opinion of Stroock & Stroock & Lavan LLP

23.1	Consent of Stroock & Stroock & Lavan LLP (included in Exhibits 5.1 and 8.1)

99.1	Press Release dated April 5, 2012.